Scudder
Emerging Markets
Income Fund

Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                      Scudder Emerging Markets Income Fund

--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception: 12/31/93  4/30/98: $352.2 million      Ticker Symbol:  SCEMX
--------------------------------------------------------------------------------

o Scudder Emerging Markets Income Fund posted a strong 13.41% total return for its most recent semiannual period ended April 30, 1998. The J.P. Morgan Emerging Markets Bond Index Plus returned 14.27% over the same time period. As of April 30, the Fund's 30-day net annualized yield was 8.50%.

o Emerging markets weathered volatility during the fourth quarter of 1997, and then posted gains in the first quarter of 1998 as positive developments in Asia and fundamental improvements in other emerging economies resulted in a pickup in market sentiment and asset prices.

o Scudder Emerging Markets Income Fund received a five-star rating from Morningstar, reflecting the highest possible rating for risk-adjusted performance through April 30, 1998.*



                                Table of Contents

   3  Letter from the Fund's Chairman     12  Financial Statements
   4  Performance Update                  15  Financial Highlights
   5  Portfolio Summary                   16  Notes to Financial Statements
   6  Portfolio Management Discussion     20  Report of Independent Accountants
   8  Glossary of Investment Terms        21  Investment Products and Services
   9  Investment Portfolio                22  Scudder Solutions


* For your information, these ratings are subject to change every month and are calculated from the Fund's average semiannual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, and was rated among 1,418 taxable bond funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                    2 - Scudder Emerging Markets Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report to you concerning Scudder Emerging Markets Income Fund's performance over its most recent semiannual period ended April 30, 1998. In addition to the Fund's five-star Morningstar rating as of April 30 (see page
2), the Fund posted a strong 13.41% total return for the six-month period. Please read the portfolio management discussion beginning on page 6 for more information about the Fund's performance.

     As of this writing, emerging markets have once again become jittery, spurred on by economic malaise in Asia. Periods of uncertainty are not new to emerging markets investors. The yield spread between emerging market debt and U.S. Treasuries has now widened to 625 basis points. This implies that much of the uncertainty of emerging markets is reflected in the price of emerging market debt.

     For those of you interested in new Scudder products, we recently introduced two additions to Scudder's series of growth and income offerings. Scudder Real Estate Investment Fund, launched on April 6, and Scudder Dividend & Growth Fund, which will commence operations on July 17. Please see page 21 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 22 provides more information on how to contact Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Income Fund


                    3 - Scudder Emerging Markets Income Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
------------------------------------------------
Period Ended   Growth of              Average
4/30/98         $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER EMERGING MARKETS INCOME FUND
------------------------------------------------
1 Year          $ 11,417    14.17%    14.17%
3 Year          $ 20,065   100.65%    26.13%
Life of Fund*   $ 17,773    77.73%    14.20%
------------------------------------------------
J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS**
------------------------------------------------
1 Year          $ 11,486    14.86%    14.86%
3 Year          $ 21,382   113.82%    28.80%
Life of Fund*   $ 17,064    70.64%    13.13%
------------------------------------------------
J.P. MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
------------------------------------------------
1 Year          $ 11,563    15.63%    15.63%
3 Year          $ 20,444   104.44%    26.89%
Life of Fund*   $ 16,660    66.60%    12.51%
------------------------------------------------
*The Fund commenced operations on December 31, 1993.

---------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS
INCOME FUND
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,962
10/94          $ 9,646
4/95           $ 8,858
10/95          $ 9,980
4/96           $12,131
10/96          $13,951
4/97           $15,567
10/97          $15,672
4/98           $17,773

J.P. MORGAN EMERGING MARKETS
BOND INDEX PLUS**
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 7,734
10/94          $ 8,678
4/95           $ 7,981
10/95          $ 9,326
4/96           $11,269
10/96          $13,475
4/97           $14,856
10/97          $14,933
4/98           $17,064

J.P. MORGAN COMPOSITE
EMERGING MARKETS BOND/
LATIN EUROBOND INDEX
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,314
10/94          $ 8,771
4/95           $ 8,149
10/95          $ 9,460
4/96           $11,351
10/96          $12,923
4/97           $14,408
10/97          $14,605
4/98           $16,660

**The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments.
With this report, the Fund has adopted the EMBI+ for its primary securities market index over the J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index, as the EMBI+ better represents the securities and markets in which the Fund typically invests.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30
                                1994*    1995     1996     1997     1998
                             ----------------------------------------------
NET ASSET VALUE...........    $ 10.67  $  9.66  $ 11.85  $ 12.66  $ 11.72
INCOME DIVIDENDS..........    $   .09  $   .92  $  1.19  $  1.19  $  1.04
CAPITAL GAINS
DIVIDENDS.................         --       --       --  $  1.18  $  1.50
FUND TOTAL RETURN (%).....     -10.38    -1.17    39.96    28.32    14.17
INDEX TOTAL RETURN (%)**..     -22.66     3.19    41.20    31.84    14.86

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the three year and life of Fund periods would have been lower.

                    4 - Scudder Emerging Markets Income Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Debt Obligations                   98%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------

The Fund is largely
invested in the income
markets of emerging
economies, with a cash
position of less than 5%.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
Brazil                             30%
Russia                             17%
Mexico                             16%
Bulgaria                            9%
Venezuela                           6%
Korea                               4%
Morocco                             4%
Panama                              4%
Argentina                           3%
Other                               7%
--------------------------------------
                                  100%
--------------------------------------

The Fund strongly
benefited from its
overweighting in Russia
during the period, using
volatility created by
budget and political
concerns to capture gains.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
CURRENCY EXPOSURE
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
United States                      98%
Philippines                         2%
--------------------------------------
                                  100%
--------------------------------------

The Fund invests primarily
in dollar-denominated
sovereign issues.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
AVERAGE LIFE
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
0 - 3  years                        4%
3 - 5 years                         5%
5 - 10 years                       29%
10+ years                          62%
--------------------------------------
                                  100%
--------------------------------------

During the semiannual
period, the Fund held a
large percentage of
longer-duration bonds to
capitalize on improving
prices and declining
yields in the emerging
markets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.



For more complete details about the Fund's Investment Portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Income Fund

                         Portfolio Management Discussion

For a discussion of Scudder Emerging Markets Income Fund's performance and strategy over the Fund's most recent semiannual period, we are pleased to present an interview with Lead Portfolio Manager Susan E. Dahl and Portfolio Manager M. Isabel Saltzman.

Q: How did the Fund perform over the most recent semiannual period? What accounted for the performance?

A: Scudder Emerging Markets Income Fund posted a strong 13.41% total return for its most recent semiannual period ended April 30, 1998. During this time frame, emerging markets shook off the effects of the Asian economic "flu" they had been experiencing for some months and gained positive momentum. The J.P. Morgan Emerging Markets Bond Index Plus returned 14.27% over the same time period. The Fund also closed the period with a 30-day net annualized yield of 8.50%.

Q: Can you talk about what the market environment for emerging market bonds has been like?

A: During the latter half of 1997 through the end of January 1998, emerging market bonds had two major hurdles to overcome -- the Asian currency crisis and falling commodity prices. The Asian currency crisis set a strong negative tone in the market. Concern grew for a time that some emerging countries outside Asia with significant current account deficits and overvalued currencies might have to devalue their currencies, as several Asian countries had been forced to do. Second, several emerging countries that rely heavily on healthy oil revenue to fund their fiscal expenditures were hurt by significant declines in oil prices.

Starting with the latter part of January, volatility in the emerging markets subsided as the news from Asia -- with the notable exception of Indonesia -- seemed more and more encouraging. South Korea and Thailand managed to post current account surpluses while their currencies strengthened. Both countries, along with the Philippines, have initiated significant economic and financial reforms. At the same time, the outlook for commodities began to look somewhat brighter.

Q: What were the strongest performing countries, and how did the Fund's portfolio allocations change over the six-month period?

A: Our continuing strategy is to search for value among the vast array of investment opportunities offered in emerging countries. The Fund strongly benefited from its overweighting of Russia beginning in late January. The Fund used volatility created by concerns such as tax and budget issues, the dismissal of the Russian cabinet and the replacement of the Prime Minister to add to positions as our fundamental investment opinion suggested that the risk premium being attached to Russian assets was higher than the outlook justified. In each case, however, investors' concerns subsided as the government announced additional expenditure cuts, a renewed emphasis on tax collection, and a newly appointed reform-oriented cabinet. These responses proved effective and the Fund's overweight exposure to Russia reaped the rewards.

The Fund also increased its position in Brazil during the period as improvement in the country's balance of payments and reductions in interest rates indicated a more positive economic trend. Brazil's trade deficit declined to a


                    6 - Scudder Emerging Markets Income Fund better-than-anticipated $214 million through an 18% increase in exports over the prior year, and the country is benefiting from robust demand from trading partners such as Argentina, the United States, and Europe.

Bulgaria has proved to be a standout performer for the Fund since we added a position there in November and increased it in April. Manageable public financing, currency stability, and a parliamentary majority by the ruling coalition continue to build a positive framework. In addition, the country's bonds offer a very attractive yield, and are candidates for a credit upgrade.

The Fund initiated a dollar-denominated investment in South Korea during the period, participating in the first post-crisis debt issue, as that country continues its remarkable turnaround. We believe that this debt issue represents substantial value at the levels purchased. Korea's balance of payments has improved sharply as a result of a $21 billion debt restructuring, the IMF-led support package, and an improvement in the country's current account and foreign exchange reserves. The election of Kim Dae Jung -- who has committed to reform the domestic economy and to a greater opening to foreign investment -- has bolstered investor confidence and stabilized the won.

Q: Where did you reduce the Fund's weighting?

A: We reduced our position in Mexico during the period as concerns persist that rising inflation and a widening trade deficit there could have a negative effect on the peso. The wider-than-expected trade deficit reported in January reflected falling oil revenues as well as strong consumer spending. We also reduced exposure in Venezuela as political uncertainty surrounding the 1998 elections heightened investor anxiety. In addition, Venezuela remains the largest net exporter of oil in Latin America. As oil prices continued to weaken, deterioration of its fiscal and external debts became a concern.

Q: How do you think emerging markets will fare over the next several months?

A: We believe that yield spreads between emerging market bonds and Treasuries offer attractive relative value. Our view is based on the fact that, with the notable exception of Japan, the world's industrialized nations are enjoying lower inflation and strong growth. The possibilities for continued price appreciation may be accompanied by short-term volatility as emerging countries continue to seek economic and political stability. Over the coming months, we will search for opportunities to provide high current income and long-term capital appreciation to our shareholders.


                    7 - Scudder Emerging Markets Income Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by a government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 CAPITAL FLOWS                    The movement of capital from one country to
                                  another in search of investment opportunities and to accommodate trade.

 COUPON The interest rate on a bond the issuer (in the case of sovereign emerging market bonds, a country) promises to pay to the holder of the bond until maturity, expressed as a semiannual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of the face amount of $1,000 each year.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. An emerging market bond's yield is generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that emerging market bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    8 - Scudder Emerging Markets Income Fund

                    Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                             Amount ($) (b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%, to
  be repurchased at $5,481,837 on 5/1/98, collateralized by a $5,359,000 U.S.                                     ------------
  Treasury Note, 6.25%, 5/31/99 (Cost $5,481,000) ....................................         5,481,000             5,481,000
                                                                                                                  ------------
Debt Obligations 98.4%
------------------------------------------------------------------------------------------------------------------------------
Argentina 3.0%
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.625%),
  3/31/05 ............................................................................         3,800,000             3,491,250
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.75%,
  3/31/23 ............................................................................         9,000,000             6,856,920
                                                                                                                  ------------
                                                                                                                    10,348,170
                                                                                                                  ------------
Brazil 29.8%
Federative Republic of Brazil C Bond, 4.5% with 3.5% Interest Capitalization,
  4/15/14 ............................................................................        51,165,462            42,403,376
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond,
  LIBOR plus .8125% (6.625%), 4/15/24 ................................................        10,000,000             8,400,000
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR plus .875%
  (6.688%), 4/15/12 ..................................................................         8,750,000             6,939,888
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR
  plus .8125% (6.625%), 4/15/06 ......................................................        10,912,500             9,746,281
Federative Republic of Brazil Global Bond, 10.125%, 5/15/27 ..........................         2,750,000             2,676,105
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR
  plus .875% (6.688%), 4/15/09 .......................................................        22,500,000            19,012,500
Ford Brazil, Series A, Tranche 1, 9.125%, 11/8/04 ....................................           500,000               497,500
Globo Comunicacoes e Participacoes, 10.625%, 12/5/08 .................................        11,250,000            11,475,000
Republic National Bank of New York, 9.65%, 5/1/03 ....................................         2,500,000             2,500,000
                                                                                                                  ------------
                                                                                                                   103,650,650
                                                                                                                  ------------
Bulgaria 8.9%
Republic of Bulgaria, Floating Rate Interest Reduction, Step-up Coupon
  Collateralized Bond "A", 2.25%, 7/28/12 ............................................        18,750,000            12,539,063
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (6.563%), 7/28/11 .....        23,250,000            18,309,375
                                                                                                                  ------------
                                                                                                                    30,848,438
                                                                                                                  ------------
Ecuador 0.1%
Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon, 3.5%,
  2/28/25 ............................................................................           750,000               408,750
                                                                                                                  ------------
Ivory Coast 0.9%
Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, 2%, 3/29/18 ......         8,500,000             3,102,500
                                                                                                                  ------------
Korea 3.7%
Republic of Korea, 8.75%, 4/15/03 ....................................................         1,470,000             1,475,586
Republic of Korea, 8.875%, 4/15/08 ...................................................        11,560,000            11,397,004
                                                                                                                  ------------
                                                                                                                    12,872,590
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    9 - Scudder Emerging Markets Income Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Mexico 16.0%
Petroleos Mexicanos S.A., 9.5%, 9/15/27 ..............................................         9,250,000             9,250,000
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed
  Value Recovery Rights), Series A, 6.25%, 12/31/19 ..................................        28,500,000            24,082,500
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed
  Value Recovery Rights), Series B, 6.25%, 12/31/19 ..................................        16,250,000            13,731,250
United Mexican States Global Bond, 11.375%, 9/15/16 ..................................         7,250,000             8,509,688
                                                                                                                  ------------
                                                                                                                    55,573,438
                                                                                                                  ------------
Morocco 3.9%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A,
  Floating Rate Bond, LIBOR plus .8125% (6.656%), 1/1/09 .............................        13,600,000            12,104,000
SNAP Ltd., Kingdom of Morocco Repackaged Euro Note, Morocco Loan, Tranche A,
  11.5%, 1/29/09 ..................................................................... DEM     2,520,834             1,522,887
                                                                                                                  ------------
                                                                                                                    13,626,887
                                                                                                                  ------------
Panama 4.3%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 3.75%, 7/17/14 ..........        19,000,000            14,915,000
                                                                                                                  ------------
Peru 2.8%
Republic of Peru, Floating Rate Interest Reduction Bond, 3.25%, 3/7/17 ...............         9,250,000             5,735,000
Republic of Peru, Past Due Interest Bond, 4%, 3/7/17 .................................         6,000,000             4,083,780
                                                                                                                  ------------
                                                                                                                     9,818,780
                                                                                                                  ------------
Philippines 2.0%
ING Structured Note linked to Philippine Treasury Bill, 2/11/99 ......................         6,700,000             6,984,750
                                                                                                                  ------------
Russia 16.9%
City of Moscow, 9.5%, 5/31/00 ........................................................         6,250,000             6,148,438
Russian Federation Principal Loans, 6.719%, 12/15/20 .................................        58,750,000            37,306,250
Russian Ministry of Finance, 10%, 6/26/07 ............................................        15,750,000            15,120,000
                                                                                                                  ------------
                                                                                                                    58,574,688
                                                                                                                  ------------
Venezuela 6.1%
Republic of Venezuela, Collateralized Discount Floating Rate Bond, Series B,
  6.75%, 3/31/20 .....................................................................         1,750,000             1,540,000
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond,
  Series A, LIBOR plus .875% (6.625%), 3/31/07 .......................................         2,785,720             2,493,220
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond,
  Series B, LIBOR plus .875% (6.625%), 3/31/07 .......................................         3,857,143             3,452,143
Republic of Venezuela, Debt Conversion Floating Rate Bond, Series DL, LIBOR
  plus .875% (6.813%), 12/18/07 ......................................................         5,476,208             4,914,897

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Emerging Markets Income Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Republic of Venezuela, Discount Floating Rate Note, Series A, LIBOR plus .8125%
  (6.75%), 3/31/20 ...................................................................           500,000               440,000
Republic of Venezuela Global Bond, 9.25%, 9/15/27 ....................................         9,283,000             8,209,700
                                                                                                                  ------------
                                                                                                                    21,049,960
------------------------------------------------------------------------------------------------------------------------------
Total Debt Obligations (Cost $332,194,568)                                                                         341,774,601
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $337,675,568) (a)                                                       347,255,601
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $338,894,058. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $8,361,543. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,093,513 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,731,970.

 (b)  Principal amount is stated in U.S. dollars unless otherwise noted.

      Currency Abbreviations

      DEM      Deutsche Mark

      At April 30, 1998, open futures contracts purchased were as follows:

                                                                              Aggregate            Market
      Futures                          Expiration Date     Contracts          Face Value           Value
      ------------------------       ----------------------------------------------------------------------
       US Treasury Bond                   June 1998            27              3,242,916          3,245,906
                                                                                                 ----------
       Total net unrealized appreciation on open futures contracts purchased ................         2,990
                                                                                                 ==========

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $337,675,568) ...............      $  347,255,601
                 Cash ................................................................              54,188
                 Receivable for investments sold .....................................          16,299,526
                 Interest receivable .................................................           5,567,928
                 Receivable for Fund shares sold .....................................           1,284,576
                 Receivable for daily variation margin on open futures contracts .....              41,344
                 Deferred organization expenses ......................................              10,364
                 Other assets ........................................................               3,767
                                                                                           ----------------
                 Total assets ........................................................         370,517,294
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          17,430,254
                 Payable for Fund shares redeemed ....................................             382,814
                 Accrued management fee ..............................................             279,142
                 Other payables and accrued expenses .................................             202,750
                                                                                           ----------------
                 Total liabilities ...................................................          18,294,960
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  352,222,334
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................           2,796,055
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................           9,580,033
                    Futures ..........................................................               2,990
                    Foreign currency related transactions ............................                 465
                 Accumulated net realized gain (loss) ................................            (948,499)
                 Paid-in capital .....................................................         340,791,290
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  352,222,334
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($352,222,334 / 30,061,832 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 100,000,000 shares authorized) .......              $11.72
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Emerging Markets Income Fund

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ............................................................      $   18,132,095
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................           1,692,820
                 Services to shareholders ............................................             464,541
                 Directors' fees and expenses ........................................              27,962
                 Custodian and accounting fees .......................................             195,177
                 Auditing ............................................................              38,899
                 Reports to shareholders .............................................              60,820
                 Legal ...............................................................              11,792
                 Registration fees ...................................................              35,699
                 Amortization of organization expense ................................               7,593
                 Other ...............................................................              28,655
                                                                                           ----------------
                                                                                                 2,563,958
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          15,568,137
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................             262,304
                 Foreign currency related transactions ...............................            (712,544)
                                                                                           ----------------
                                                                                                  (450,240)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................          27,454,767
                 Futures .............................................................               2,990
                 Foreign currency related transactions ...............................             564,103
                                                                                           ----------------
                                                                                                28,021,860
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     27,571,620
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   43,139,757
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Income Fund

                       Statements of Changes in Net Assets

                                                                                   Six Months           Year
                                                                                      Ended             Ended
                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets                                                     1998               1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................    $ 15,568,137      $   28,598,154
                 Net realized gain (loss) from investment transactions ......        (450,240)         39,491,939
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ................      28,021,860         (31,999,926)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................      43,139,757          36,090,167
                                                                                ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ......................................     (14,367,753)        (29,393,701)
                                                                                ----------------  ----------------
                 Net realized gains .........................................     (40,190,416)        (27,924,210)
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................      97,139,209         316,479,213
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ............................      48,597,914          49,926,221
                 Cost of shares redeemed ....................................    (105,724,459)       (326,157,592)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .............................................      40,012,664          40,247,842
                                                                                ----------------  ----------------
                 Increase (decrease) in net assets ..........................      28,594,252          19,020,098
                 Net assets at beginning of period ..........................     323,628,082         304,607,984
                 Net assets at end of period (including undistributed
                   net investment income of $2,796,055 and $1,595,671,          ----------------  ----------------
                   respectively) ............................................    $352,222,334      $  323,628,082
                                                                                ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................      26,485,043          23,465,219
                                                                                ----------------  ----------------
                 Shares sold ................................................       8,208,864          24,276,198
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................       4,398,795           3,969,587
                 Shares redeemed ............................................      (9,030,870)        (25,225,961)
                                                                                ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................       3,576,789           3,019,824
                                                                                ----------------  ----------------
                 Shares outstanding at end of period ........................      30,061,832          26,485,043
                                                                                ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Emerging Markets Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                       For the Period
                                                                                                        December 31,
                                                                                                            1993
                                        Six Months                                                     (commencement
                                          Ended                 Years Ended October 31,              of operations) to
                                        April 30,                                                       October 31,
                                         1998(a)         1997(a)         1996(a)          1995              1994
----------------------------------------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------
Net asset value, beginning of period ...  $12.22         $12.98          $10.26          $11.05            $12.00
Income from investment operations:       -------------------------------------------------------------------------------
Net investment income ..................     .54           1.06            1.20            1.14              0.60
Net realized and unrealized gain
   (loss) on investments ...............     .97            .46            2.71            (.82)            (1.04)
                                         -------------------------------------------------------------------------------
Total from investment operations .......    1.51           1.52            3.91             .32              (.44)
Less distributions from:                 -------------------------------------------------------------------------------
   Net investment income ...............    (.51)         (1.10)          (1.19)          (1.11)             (.51)
   Net realized gain on investment
     transactions ......................   (1.50)         (1.18)             --              --                --
                                         -------------------------------------------------------------------------------
Total distributions ....................   (2.01)         (2.28)          (1.19)          (1.11)             (.51)
                                         -------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------
Net asset value, end of period .........  $11.72         $12.22          $12.98          $10.26            $11.05
                                         -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .......................   13.41**        12.34           39.78(b)         3.46(b)          (3.54)(b)**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ........................     352            324             305             169                95
Ratio of operating expenses, net, to
   average daily net assets (%) ........    1.51*          1.49            1.44            1.50              1.50*
Ratio of operating expense, before
   expense reductions, to average
   daily net assets (%) ................    1.51*          1.49            1.45            1.68              2.23*
Ratio of net investment income to
   average daily net assets (%) ........    9.20*          8.03           10.05           12.83              9.17*
Portfolio turnover rate (%) ............   222.1*         409.5           430.0(c)        302.2             180.6*

(a) Based on monthly average shares outstanding during the period.
(b) Total returns are higher due to maintenance of Fund expenses.
(c) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.
*   Annualized
**  Not annualized


                    15 - Scudder Emerging Markets Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and


                    16 - Scudder Emerging Markets Income Fund

   (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.


                    17 - Scudder Emerging Markets Income Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $362,499,398 and $327,810,207, respectively.

The aggregate face value of futures contracts opened during the period ended April 30, 1998 was $3,242,916.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1998, the fee pursuant to these agreements amounted to $1,692,820.


                    18 - Scudder Emerging Markets Income Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $18,547, of which $2,960 is unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $120,244, of which $20,871 is unpaid at April 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $284,943, of which $47,461 is unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $37,029.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $27,962.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                    19 - Scudder Emerging Markets Income Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997 and the financial highlights for the six months ended April 30, 1998, for each of the three years in the period ended October 31, 1997 and for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in net assets for the six months then ended and for the year ended October 31, 1997 and the financial highlights for the six months ended April 30, 1998, for each of the three years in the period ended October 31, 1997 and for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 9, 1998


                    20 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    21 - Scudder Emerging Markets Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    22 - Scudder Emerging Markets Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    23 - Scudder Emerging Markets Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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